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                                                                Exhibit 10(c)

                    EXECUTIVE SALARY CONTINUATION AGREEMENT
                    ---------------------------------------

          The Agreement, made and entered into this 7th day of December, 1994 by and between Unity Savings Bank, an Ohio Bank (hereinafter called "the Bank"), and David Bruce Knox (hereinafter called "the Executive").

                                  WITNESSETH:
                                  -----------

          The Executive has been and continues to be a valued Executive of the Bank, and is now serving the Bank as its Executive Vice President; and,

          It is the consensus of the Board of Directors that the Executive's services to the Bank in the past have been of exceptional merit and have constituted an invaluable contribution to the general welfare of the Bank and in bringing it to its present status of operating efficiency, and its present position in its field of activity; and,

          The experience of the Executive, his knowledge of the affairs of the Bank, his reputation and contacts in the industry are so valuable that assurance of his best continued interests to the Bank to arrange terms of continued employment for the Executive so as to reasonably assure his remaining in the Bank's employment during his lifetime or until the age of retirement; and,

          It is the desire of the Bank that his services be retained as herein provided; and,

          The Executive is willing to continue in the employ of the Bank provided the Bank agrees to pay to him or his beneficiaries certain benefits in accordance with the terms and conditions hereinafter set forth:

          Accordingly, it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive at retirement or his beneficiary in the event of his premature death while employed by the Bank; and,

          Furthermore, it is the intent of the parties hereto that this Agreement be considered an unfunded arrangement maintained primarily to provide supplemental benefits for the Executive, as a member of a select group of management or highly compensated employees of the Bank for the purposes of the Employee Retirement Income Security Act of 1974, (ERISA):

          Now therefore, in consideration of services performed in the past and to be performed in the future as well as of the mutual promises and covenants herein contained it is agreed as follows:

I.        EMPLOYMENT
          ----------

          The Bank agrees to employ the Executive in such capacity as the Bank may from time to time determine. The Executive will continue in the employ of the Bank in such capacity and with such duties and responsibilities as may be assigned to him, and with such


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          compensation as may be determined from time to time by the Board of
          Directors of the Bank. Active employment shall include temporary disability not to exceed six months and other "leave of absences" specifically granted by the Board of Directors.

II.       FRINGE BENEFITS
          ---------------

          The salary continuation benefits provided by this Agreement are granted by the Bank as a fringe benefit to the Executive and are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits except as set forth hereinafter.

III.      RETIREMENT DATE
          ---------------

          If the Executive remains in the continuous employ of the Bank, he shall retire from active employment with the Bank on the December 31st nearest his sixty-fifth (65th) birthday.

IV.       RETIREMENT BENEFIT AND POST-RETIREMENT DEATH BENEFIT
          ----------------------------------------------------

          Commencing with the first day of the month following the date of retirement, (Paragraph III above), the Bank shall pay the Executive an annual benefit equal to $36,000 in equal monthly installments (of 1/12 of the annual benefit) for a period of two hundred twelve (212) months, provided that if less than two hundred twelve (212) such monthly payments have been made prior to the death of the Executive, the Bank shall continue such monthly payments to whomever the Executive shall have designated in writing and filed with the Bank, until the full number of two hundred twelve (212) monthly payments have been made. In the absence of any effective designation of beneficiary, any such amounts becoming due and payable upon the death of the Executive shall be payable to the duly qualified executor or administrator of his estate.

V.        DEATH BENEFIT PRIOR TO RETIREMENT
          ---------------------------------

          In the event the Executive should die while actively employed by the Bank at any time after the date of this Agreement but prior to his attaining the age of sixty-five (65) years (or such later date as may be agreed upon), the Bank will pay an annual benefit equal to $67,483 in equal monthly installments (each equal to 1/12 of the annual benefit) for a period of one hundred eighty (180) months to such individual or individuals as the Executive may have designated in writing and filed with the Bank. The said monthly payments shall begin the first day of the third month following the month of the decease of the Executive. In the absence of any effective designation of beneficiary, any such amounts becoming due and payable upon the death of the Executive shall be payable to the duly qualified executor or administrator of his estate. Provided, however, that anything hereinabove to the contrary



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          notwithstanding, no death benefit shall be payable hereunder if it is determined that the Executive's death was caused by suicide on or before June 9, 1996.

VI.       BENEFIT ACCOUNTING
          ------------------

          The Bank shall account for this benefit using the regulatory accounting principles of the Bank's primary federal regulator. The Bank shall establish an accrued liability retirement account for the Executive into which appropriate reserves shall be accrued in the amount determined by the Bank's certified public accounting firm.

VII.      VESTING
          -------

          The Executive's interest in the benefits shall be vested at a rate of ten percent (10%) per year of service subsequent to the effective date of this agreement.

VIII.     OTHER TERMINATION OF EMPLOYMENT
          -------------------------------

          In the event that the employment of the Executive shall terminate prior to retirement from active employment, as provided in Paragraph III, by his voluntary action, or by his discharge by the Bank, the Bank shall pay to the Executive as severance compensation an amount of money equal to the accrued balance of the Executive's liability reserve account. This severance compensation shall be paid in one hundred eighty (180) equal annual installments with interest equal to the one year treasury bill as the date of termination.

          In the event the Executive's death should occur after such severance but prior to the completion of the monthly payments provided for in this Paragraph VIII, the remaining installments shall be paid to such individual or individuals as the Executive may have designated in writing, and filed with the Bank. In the absence of any effective designation of beneficiary, any such amounts shall be payable to the duly qualified executor or administrator of his estate.

IX.       PARTICIPATION IN OTHER PLANS
          ----------------------------

          The benefits provided hereunder shall be in addition to the Executive's annual salary as determined by the Board of Directors, and shall not affect the right of the Executive to participate in any current or future Bank Retirement Plan, group insurance, bonus, or in any supplemental compensation arrangement which constitutes a part of the Bank's regular compensation structure.

X.        CHANGE IN CONTROL
          -----------------

          In the event there is a change in control of the ownership of the Bank the Executive shall become one hundred percent (100%) vested for the purposes of Paragraph VIII hereinabove.



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          Change in control is defined for these purposes as the cumulative transfer to any party other than current shareholders, from the date of this Agreement, of more than fifty percent (50%) of the stock of the Bank. For these purposes, transactions between family members shall be disregarded and transfers on account of death or as a gift shall also be disregarded.

XI.       ALIENABILITY
          ------------

          It is agreed that neither the Executive, nor his spouse, nor any other designee, shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be non-assignable and non-transferable; and, in the event of any attempted assignment or transfer, the Bank shall have no further liability hereunder.

XII.      RESTRICTIONS ON FUNDING
          -----------------------

          The Bank shall have no obligation to set aside, earmark, or entrust any fund or money with which to pay its obligations under this Agreement. The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and determine the extent, nature, and method of such funding.

XIII.     GENERAL ASSETS OF THE BANK
          --------------------------

          The rights of the Executive under this Agreement and of any beneficiary of the Executive shall be solely those of an unsecured creditor of the Bank. If the Bank shall acquire an insurance policy or any other asset in connection with the liabilities assumed by it hereunder, it is expressly understood and agreed that neither the Executive nor any beneficiary of the Executive shall have any right with respect to, or claim against, such policy or other asset. Such policy or asset shall not be deemed to be held under any trust for the benefit of the Executive or his beneficiaries or to be held in any way as collateral security for the fulfilling of the obligations of the Bank under this Agreement. It shall be, and remain, a general, unpledged, unrestricted asset of the Bank and the Executive or any of his beneficiaries shall not have a greater claim to the insurance policy or other assets, or any interest in either of them, than any other general creditor of the Bank.

XIV.      REORGANIZATION
          --------------

          The Bank will not merge or consolidate with any other company or organization, or permit its business activities to be taken over by any other organization, unless the new entity expressly acknowledges its obligations under this Agreement and abide by its terms.



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XV.       AMENDMENT
          ---------

          This Agreement may be amended in whole or in part from time to time by the Employer, but only in writing.

XVI.      NOT A CONTRACT OF EMPLOYMENT
          ----------------------------

          This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Bank to discharge the Executive, or restrict the right of the Executive to terminate his employment.

XVII.     HEADINGS
          --------

          Headings and subheadings of this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

XVIII.    APPLICABLE LAW
          --------------

          The validity and interpretation of this Agreement shall be governed by the laws of the State of Ohio.

XIX.      EFFECTIVE DATE
          --------------

          The effective date of this Agreement shall be December 7, 1994.

XX.       CLAIMS PROCEDURE AND ARBITRATION
          --------------------------------

          A.       Named Fiduciary and Plan Administrator
                   --------------------------------------

                   The "Named Fiduciary and Plan Administrator" of this plan shall be David Bruce Knox until his resignation or removal by the Board of Directors. As Named Fiduciary for the management, control and administration of the Executive Salary Continuation Agreement as established herein, he may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

          B. In the event a dispute arises over benefits under this Plan Agreement and benefits are not paid to the Executive (or to his beneficiary(ies) in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Fiduciary and Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Administrator and the Bank shall review the written claim and if the claim is denied,



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                   in whole or in part, they shall provide in writing within
                   ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Administrator fails to take any action within the aforesaid ninety-day period.

                   If claimants desire a second review, they shall notify the Plan Fiduciary and Administrator in writing within sixty
                   (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Fiduciary and Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                   If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the Bank, one member selected by claimant, and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                   Where a dispute arises as to the Bank's discharge of the Executive "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

          In witness whereof, the Bank has caused this Agreement to be signed in its corporate name by its duly authorized officers, and the Executive hereunto set his hand, all on the day and year first above written.


                                            UNITY SAVINGS BANK


/s/ Richard Brown                           By: /s/ George L. Knox
----------------------------------          -----------------------------------
Witness                                         Title


/s/ Chris Vaughan                           By: /s/ David Bruce Knox
----------------------------------          -----------------------------------
Witness                                         David Bruce Knox



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                          BENEFICIARY DESIGNATION FORM


PRIMARY DESIGNATION:


        Name                                           Relationship
        ----                                           ------------

Doreen K. Knox                         Wife
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CONTINGENT DESIGNATION:

Conner D. Knox                         Son
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/s/ David Bruce Knox                   12/7/94
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David Bruce Knox                       Date




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